November 11, 2002

                  SUPPLEMENT TO THE APRIL 1, 2002 PROSPECTUS OF
                          PIONEER SMALL CAP VALUE FUND
                   (SUPERSEDES SUPPLEMENT DATED MAY 23, 2002)


MANAGEMENT

The following replaces the section entitled "Portfolio manager":

PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. The team manages other Pioneer mutual funds investing primarily in small cap securities. The portfolio managers may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001 Mr. McPherson was an analyst with Evergreen Investment Management.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the portfolio managers and the small cap team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.


















                                                                   12602-00-1102
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds